UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2007

Openwave Systems Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16073	94-3219054
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Seaport Boulevard Redwood City, CA	94063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 480-8000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)         Pursuant to a Severance and Release Agreement entered into between Openwave and David Peterschmidt on June 4, 2007 (the “Severance Agreement”), David Peterschmidt tendered his resignation from the Board of Directors, effective as of June 4, 2007, and as an employee of Openwave Systems Inc. (“Openwave”), effective the later of (1) July 1, 2007 and (2) the date upon which his release of claims (as set forth in the Severance Agreement ) becomes non-revocable. Once the Severance Agreement becomes effective, it will replace and supersede all other severance-, termination- and change in control-related payments and benefits with respect to Mr. Peterschmidt. David Peterschmidt served Openwave as President, Chief Executive Officer and Director from November 2004 until March 23, 2007, and was a “named executive officer” in Openwave’s Proxy Statement for the 2006 Annual Meeting of Stockholders.

(e) Pursuant to the Severance Agreement, Openwave agrees to: (1) pay Mr. Peterschmidt $1,500,000 (which represents 18 months of his salary and target bonus) within five days after the Severance Agreement becomes effective, (2) accelerate the vesting of 175,000 shares of previously granted restricted stock as of five days after the Severance Agreement becomes effective, (3) continue to provide to Mr. Peterschmidt, at the Company’s expense, medical, dental and vision insurance benefit coverage in coordination with COBRA for a period of 18 months following July 1, 2007, and (4) pay Mr. Peterschmidt any incentive compensation to which he is otherwise entitled to for the remainder of his employment, under and pursuant to the terms and conditions of the Fiscal Year 2007 Corporate Incentive Plan. In addition, the Severance Agreement contains a standard release of claims by Mr. Peterschmidt in favor of the Company as well as a mutual non-disparagement provision.

The foregoing description is qualified in its entirety by reference to the Severance Agreement filed as Exhibit 10.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1

Severance Agreement by and between Openwave Systems Inc. and David Peterschmidt, dated June 4, 2007 (incorporated by reference to Exhibit (e)(15) to the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 filed June 4, 2007).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPENWAVE SYSTEMS INC.

	By:	/s/ Harold Covert
	Name:	Harold (Hal) Covert
	Title:	Executive Vice President and Chief Financial Officer
Date: June 4, 2007

EXHIBIT INDEX

Exhibit Number	Description
10.1

Severance Agreement by and between Openwave Systems Inc. and David Peterschmidt, dated June 4, 2007 (incorporated by reference to Exhibit (e)(15) to the Company’s Solicitation/Recommendation Statement on Schedule 14D-9 filed June 4, 2007).